Second Quarter and Interim results
                               ended 30 June 2001
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                        Shire Pharmaceuticals Group plc
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                                                                               1

                                  Rolf Stahel
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                                Chief Executive

                        Shire Pharmaceuticals Group plc
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                                                                               2

       Comment on the "Safe Harbor" Statement under the Private Securities
                          Litigation Reform Act of 1995

The statements made during today's presentation, or in response to questions during the Question & Answer period, that are not historical facts, are forward-looking statements that involve risks and uncertainties, including but not limited to, risks associated with the inherent uncertainty of pharmaceutical research, product development and commercialisation, the impact of competitive products, patents, and other risks and uncertainties, including those detailed from time to time in periodic reports, including the Annual Report filed on Form 10K by Shire with the Securities and Exchange Commission.

                             Q2 Financial Highlights
                 (before APB 25 and exceptional merger charges)

|X|      Revenues                       $  211m        +32%

|X|      Operating income               $   65m        +56%

|X|      Income before tax              $   71m        +72%

|X|      EPS (diluted)

         o   Ordinary shares            10.6 cents)
                                                  )    +66%
         o   ADS                        31.7 cents)

                               Key Royalty Income

                      Q2 01          Q2 00               Royalty
                       $m             $m                 Growth %
--------------------------------------------------------------------------------
3TC*(1)                31.1           29.4                  +6
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Zeffix*                 4.4            2.9                  +49
--------------------------------------------------------------------------------
Other                   3.0            1.3                  +128
--------------------------------------------------------------------------------

*   Trade Mark

(1) 3TC Franchise: Epivir/Combivir/Trizivir trademarks of GlaxoSmithKline

                                   Adderall**


|X|      Revenues:                  Q2 01 up 56% at US$69m

|X|      Market Share:              32.7% Rx US ADHD* market(1)

|X|      Adderall XR(2)

     o    Novel, once a day formulation of Adderall**

     o    Phase III data presented at the APA(3) on 9 May 2001

     o    NDA submitted early - 3 October 2000

     o    Anticipated launch in Q4 2001(4)


(1)  IMS data - June 2001
(2)  Trade mark under registraton
(3)  American Psychiatry Association
(4)  Subject to regulatory approval
*    ADHD: Attention Deficit Hyperactivity Disorder
**   Trademark

                                    Agrylin*


|X|      Revenues:                  Q2 01 up 39% at US$26m

|X|      Market Share:              21.3% Rx US market(1)

|X|      Unique Selling Points:

     o    Only US approved treatment for Essential Thrombocythaemia

     o    Orphan drug status granted in US, EU, and Japan

     o    Selectively reduces platelets

     o Offers a new therapy for avoiding potential risks of "pan-marrow" treatments

     o Extensive safety database >4000 patients with myeloproliferative disorders (MPD's)


(1) IMS data - June 2001
*   Trade Mark

                                 3TC** Franchise
                           Epivir/Combivir/Trizivir(1)

|X|      Royalties:                 Q2 01 up 6% at US$31m

|X|      Unique Selling Points:

     o    Minimal side effects

     o    Ease of compliance (simple dosing, no food/water restrictions)

     o    Benefits of the M184V mutation


(1)  3TC, Epivir, Combivir and Trizivir are trademarks fo GlaxoSmithKline
(2)  IMS data - June 2001
**   Trade Mark

                                    Reminyl**


|X|      Market Share: 7.1% NRx US AD* market(1) at week nine.

|X|      Unique Selling Points:

     o    Dual mode of action widely acknowledged(2,3)

     o First AD* treatment to demonstrate effectiveness in treating patients with vascular dementia and mixed dementia(4,5)

     o    Studies planned in Lewy body dementia and mild cognitive impairment(6)


(1)  IMS data - to June 2001
(2)  Europe - included in labelling
(3)  US - included on promotional materials approved by DDMAC (FDA)
(4)  XVII World Congress of Neurology, June 2001
(5)  Reminyl is not yet approved for these indications
(6)  Conducted by Janssen Research Foundation
*    AD: Alzheimer's
**   Trade Mark

                               Reminyl UK IMS data

Line graph depicting the following data:

                                               First Year of Launch
                                         Market share of new prescriptions

No. of Prescriptions (projected)

Month      1     2     3      4      5      6     7      8     9      10     11     12
----------------------------------------------------------------------------------------
Reminyl    104   0     238    490    671    561   1305
Aricept    314   693   1149   1777   1810   2431  2530   2694  2929   3173   2204   3428
Exelon     33    162   105    160    233    244   229    214   483    541    496    350

* IMS Data

                                    Zeffix(1)

|X|      Royalties:  Q2 01 up 49% at US$4.4m

|X|      Unique Selling Points:

     o    Only approved oral treatment for hepatitis B

     o    Efficacy and durability of response

     o    Endorsement by key opinion leaders in Asia Pacific(2)


(1)  Zeffix is a trademark of GlaxoSmithKline

(2) Asia Pacific Consensus Group on the Prevention and Management of Chronic Hepatitis B and C

                             Post merger structure


Diagram representing Biologics (US/Canada), Search (US/Canada/UK), Shire Labs Drug Delivery (US), and Lead Optimisation (Canada) allowing Shire Development (UK/US/Canada) to bring products to market to be sold by all sales and marketing forces in UK/Eire, Canada, US, Spain, Germany, Italy, and France.

                               Merger Integration


New Appointments                             Previous Employer
--------------------------------------------------------------------------------
President, Shire Biologics
  Randall Chase                              BioChem Pharma*

Senior VP Shire Pharmaceutical Development
  Gervais Dionne                             BioChem Pharma*

Global Head of Legal Affairs
  Tatjana May                                AstraZeneca

Global Head of Human Resources
  Chrisian Proulx                            BioChem Pharma*

Commercial Director (Strategic Marketing)
  Mark Webster                               Abbott Laboratories

Vice President - Global IP
  Shona McDiarmid                            BioChem Pharma*

*Canada

                                 Angus Russell
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                             Group Finance Director

                        Shire Pharmaceuticals Group plc
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                                                                              14

                           1H 01 Financial Highlights
                 (before APB 25 and exceptional merger charges)

|X|      Revenues                         $401m              +29%

|X|      Operating income                 $121m              +46%

|X|      Income before tax                $128m              +50%

|X|      EPS (diluted)

     o    Ordinary shares                 19.2 cents  )
                                                      )      +45%
     o    ADS                             57.7 cents  )

                                Key Product Sales
                                 Q2 01 vs. Q2 00

                  Q2 01       Q2 00        Sales      Scrip**
                     $m         $m        Growth %    Growth %

Adderall*           69.4        44.4         +56         +14

Agrylin*            25.8        18.5         +39         +26

Pentasa*            19.1        13.2         +45         +5

ProAmatine*         10.5        5.9          +79         +28

Carbatrol*           9.9        5.3          +87         +28



*    Trade Mark
**   IMS Data

                                Key Product Sales
                                 1H 01 vs. 1H 00

                  1H 01       1H 00        Sales      Scrip
                     $m         $m        Growth %    Growth %

Adderall*           139.6       98.9         +41         +17

Agrylin*            42.9        29.5         +45         +33

Pentasa*            33.5        23.5         +42         +8

Carbatrol*          19.5        10.9         +79         +35

ProAmatine*         18.1         9.4         +92         +30



*    Trade Mark

                              Key Product Royalties
                                 1H 01 vs. 1H 00


                      1H 01          1H00          Royalty

                       $m             $m           Growth %

3TC*                  58.6           56.4            +4

Zeffix*                8.1            5.3            +54

Other                  3.9            1.9            +104


* Trade Mark

                                Financial Ratios
                 (before APB 25 and exceptional merger charges)


                             1H 01          Q2 01       Q2 00         FY 00
                                %              %           %           %

COGS: Product sales             17             16          19          19

Gross margin                    83             84          81          81

R&D: Revenues                   20             20          25          23

S,G&A (excl D&A):               30             31          29          26

Revenues
Operating margin                30             31          26          30

                           Exceptional merger charges

|X|      Asset impairments                   $  85.4m

|X|      Merger transaction costs            $  83.5m

|X|      Disposal of assets                  $   8.1m

|X|      Total                               $ 177.0m

                                    Cash Flow
                                     Q2 2001



Cash generation                   _______________________________  +$24m

-$12m______________________       Tax/interest

-$9m   ____________________       Product acquisitions

        -$2m           ____       Fixed assets

        Financing                 _____________________________    +$18m

                             Net cash surplus $19m

                                  Balance Sheet


                      30.06.01         30.06.00        31.12.00

                          $m               $m               $m

Net Assets               1,091            1,076            1,175

Net Cash                   295              200              250

Gearing                    nil              nil              nil

                                 Wilson Totten
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                               Group R&D Director

                        Shire Pharmaceuticals Group plc
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                                                                              23

                              Development pipeline

Therapeutic           PC/Phase 1    Phase II and beyond       Total
   Area
----------------     ------------   --------------------     ---------

CNS                       6                  4                  10

Antivirals                2                  0                   2

Oncology                  1                  3                   4

Biologics                 4                  0                   4

Metabolic/GI              0                  4                   4
                     --------------------------------------------------
Total                    13                 11                  24
                     --------------------------------------------------

                     13 early stage projects, 11 late stage

                                    Reminyl*

|X| UK NICE recommends Alzheimer's disease treatments to be made available for UK patients

|X|  Reminyl* first to show efficacy in dementia with vascular components(1)

     o    6 month data presented at AAN(2) May 2001

     o    12 month data presented at WCN(3) in June 2001

|X|  Study ongoing in patients with vascular dementia(4)

|X|  Studies planned in Lewy body dementia and mild cognitive impairment





(1)  Not yet approved by regulatory agencies
(2)  American Association of Neurology
(3)  World Congress of Neurology
(4)  Trials ongoing by J&J
*Trademark

                            Adderall XR(1) (SLI 381)

|X|

|X|  Positive Phase III data presented at APA(2) May 2001

     o All doses of Adderall XR showed significant improvement in CGIS-T(3) and CGIS-P(4) assessments in all treatment weeks compared to placebo

     o The extended release nature of the Adderall XR(1) formulation was shown by continued, significant improvement in afternoon assessments by teachers and early afternoon and late afternoon assessments by parents

     o


o    Trade Mark under registration
(2)  American Psychiatric Association
(3)  Conners Global index Scale-Teacher (CGIS-T)
(4)  Conners Global index Scale-Parent (CGIS-P)

                                   Frakefamide

|X|  AstraZeneca offer to return rights to Shire

|X|  Results from Phase II study contradict previous positive results

|X|  If development continues

     o    Likely to be slower and...

     o    Risk of failure higher than previously anticipated

                                    Epilepsy

|X| SPD 418, extended release formulation of established anti-epileptic drug, discontinued

     o    Unsatisfactory Phase I results

|X|  Shire remains committed to epilepsy

     o    Two follow on projects initiated

|X|  Potentially powerful global epilepsy strategy

                                    Agrylin*

|X|  Orphan drug designation granted for EU

     o    Already granted for US and Japan

     o

|X|  EU filing planned early 2002

     o    Following discussions with regulatory authorities


* Trademark

                                     Foznol


|X|

|X|

|X|  First EU filing 13 March 2001

|X|

|X|  US filing to FDA planned for end 2001

                                  Rolf Stahel
--------------------------------------------------------------------------------
                                Chief Executive

                        Shire Pharmaceuticals Group plc

--------------------------------------------------------------------------------

                                  Q2 01 Summary

|X|  Revenue growth 32%

|X|  EPS growth 66%

|X| Reminyl* launched in the US by Janssen Pharmaceutica and Ortho McNeil; 7.1% market share at week nine

|X|  Rapid integration of BioChem Pharma Inc. merger


*Trademark

                            Forthcoming news flow and
                                     events

|X|  FDA approval and launch of Adderall XR(R) (expected Q4 01)

|X|  Foznol US filing (expected Q4 01)

|X|  Foznol first European approval (expected Q2 02)

|X|  Agrylin* European filing (expected Q1 02)

|X|  Second Look US approval (expected Q4 01)



*Trademark

--------------------------------------------------------------------------------

                        Shire Pharmaceuticals Group plc

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                                                                              34

                               Reminyl US IMS data



Line graph depicting the following data:

                                               First Year of Launch
                                         Market share of new prescriptions

No. of Prescriptions (projected)

Week of launch           1         2         3         5         6         7         8         9
----------------------------------------------------------------------------------------------------
Reminyl                  488       777       954       1527      1808      2005      2194      1940
Aricept                  1002      2592      3382      4857      5306      7144      8198      8713
Exelon                   323       693       1328      2448      3043      2865      3679      4194

* IMS Data

                          US Alzheimer's Market Share


Line graph depicting the following data:


% of Prescriptions (projected)

          06/04/01  13/04/01  20/04/01  27/04/01 04/05/01  11/05/01  18/05/01  25/05/01  01/06/01  08/06/01  15/06/01 22/06/01
------------------------------------------------------------------------------------------------------------------------------
Reminyl   0.0       0.0       0.0       0.1      0.2       0.6       1.1       1.3       1.5       2.1       2.7      3.0
Aricept   78.7      78.8      78.8      77.9     78.3      77.7      77.0      76.8      77.0      76.5      76.0     76.0
Exelon    21.0      20.9      20.8      21.7     21.2      21.3      21.6      21.6      21.2      21.1      21.0     20.7







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